EXHIBIT 10.2

AMENDMENT NO. 1
TO CREDIT AND GUARANTY AGREEMENT

Amendment No. 1, dated as of May 30, 2006 (this "Amendment"), to Credit and Guaranty Agreement, dated as of June 1, 2005 (the "Agreement"), among Continental Airlines, Inc., a Delaware corporation, Continental Micronesia, Inc., a Delaware corporation, Air Micronesia, Inc., a Delaware corporation, each of the Lenders party to the Agreement, and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as Administrative Agent. Certain terms used herein have the defined meanings referred to in Section 1 hereof.

WHEREAS, the Credit Parties, the Majority Lenders and the Administrative Agent wish to amend the definition of "Borrowing Base" for purposes of the Agreement and modify certain other provisions of the Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders listed on the signature page to this Amendment confirm that such Lenders constitute the Majority Lenders.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, terms used herein that are defined in the Agreement have such respective defined meanings.

Section 2. Amendment. Effective as of the date hereof, the Agreement shall be amended as follows:

Section 2.1 Borrowing Base. The definition of "Borrowing Base" in Section 1.01 shall be amended by deleting clause (a) and substituting in lieu thereof the following:

(a) with respect to the Collateral other than Cash Collateral 48% (or, in the case of any Appraisal Report delivered after May 15, 2006 and before September 30, 2006, 52.5%) of the Current Market Value of the CAL Collateral and the CMI Business, as reflected in the Appraisal Report(s) with respect thereto then most recently delivered to the Administrative Agent; and

Section 2.2 Appraisal Reports. Section 5.11(b) shall be amended by inserting the following after the first sentence thereof:

If the Borrowing Base (without giving effect to the parenthetical phrase in clause (a) of the definition of such term) determined as of October 2, 2006, utilizing the Current Market Values set forth in the Appraisal Report(s) most recently delivered to the Administrative Agent pursuant to Section 5.11(a), is less than the outstanding principal amount of the Loans on October 2, 2006, one or more of the Credit Parties shall, within one (1) Business Day thereafter, take one or more Remedial Actions such that, after giving effect to such Remedial Actions, the Borrowing Base (without giving effect to the parenthetical phrase in clause (a) of the definition of such term) is not less than the outstanding principal amount of the Loans after the Credit Parties have completed such Remedial Actions.

Section 3. Instruction. The Lenders listed on the signature page of this Amendment hereby consent to the execution and delivery of this Amendment by the Administrative Agent.

Section 4. Construction. All references in the Agreement to the "Agreement" shall be deemed to refer to the Agreement as amended by this Amendment, and the parties hereto confirm their respective obligations thereunder. Except as otherwise specified in this Amendment, the Agreement is hereby ratified by the parties hereto and shall remain in all respects unchanged and in full force and effect.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Name: Jacques Lapointe

Title: Vice President-Finance

CONTINENTAL MICRONESIA, INC.

By /s/ Jeffery A. Smisek

Name: Jeffery A. Smisek

Title: Vice Chairman of the Board

AIR MICRONESIA, INC.

By /s/ Jeffery A. Smisek

Name: Jeffery A. Smisek

Title: Vice Chairman of the Board

MERRILL LYNCH CREDIT PRODUCTS, LLC

By /s/ Brandt Wilson

Name: Brandt Wilson

Title: Vice President

MERRILL LYNCH MORTGAGE

CAPITAL INC.

By /s/ Peter M. Carter

Name: Peter M. Carter

Title: Vice President

GALAXY CLO 2003-1, LTD.

By: AIG GLOBAL INVESTMENT CORP, INC., its Collateral Manager

By /s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter

Title: Managing Director

GALAXY III CLO, LTD.

By: AIG GLOBAL INVESTMENT CORP., its Collateral Manager

By /s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter

Title: Managing Director

GALAXY IV CLO, LTD

By: AIG GLOBAL INVESTMENT CORP., its Collateral Manager

By /s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter

Title: Managing Director

GALAXY V CLO, LTD

By: AIG GLOBAL INVESTMENT CORP. its Collateral Manager

By /s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter

Title: Managing Director

SEMINOLE FUNDING LLC

By /s/ Christina L. Ramseur

Name: Christina L. Ramseur

Title: Assistant Vice President

RED FOX FUNDING LLC

By /s/ Christina L. Ramseur

Name: Christina L. Ramseur

Title: Assistant Vice President

BOLDWATER CAPITAL PARTNERS MASTER FUND LP

By: Boldwater Capital Management LP, Its Investment Manager

By /s/ Barry J. Coffman

Name: Barry J. Coffman

Title: Managing Partner

CANPARTNERS INVESTMENT IV, LLC

By: Canpartners Investments IV, LLC,

a California limited liability company

By /s/ Mitchell L. Julis

Name: Mitchell L. Julis

Title: Managing Director

CANYON CAPITAL CDO 2002-1 LTD.

By: Canyon Capital Advisors LLC,

a Delaware limited liability company,

its Collateral Manager.

By /s/ Patrick Dooley

Name: Patrick Dooley

Title: Authorized Signatory

CANYON CAPITAL CDO 2004-LTD.

By: Canyon Capital Advisors LLC,

a Delaware limited liability company,

its Collateral Manager

By /s/ Dominique Mielle

Name: Dominique Mielle

Title: Authorized Signatory

LISPENARD STREET CREDIT (MASTER), LTD.

By: DiMaio Ahmad Capital LLC,

As Investment Manager

By /s/ Lawrence Wolfson

Name: Lawrence Wolfson

Title: Authorized Signatory

DUANE STREET CLO 1, LTD.

By: DiMaio Ahmad Capital LLC,

As Collateral Manager

By /s/ Paul Travers

Name: Paul Travers

Title: Managing Director

JAY STREET MARKET VALUE CLO I LTD.

By: DiMaio Ahmad Capital LLC,

As Manager

By /s/ Lawrence Wolfson

Name: Lawrence Wolfson

Title: Authorized Signatory

JASPER CLO, LTD.

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

GLENEAGLES CLO, LTD.

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SOUTHFORK CLO, LTD.

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LOAN FUNDING IV, LLC

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LOAN FUNDING VII, LLC

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HIGHLAND LOAN FUNDING V, LTD.

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

RESTORATION FUNDING CLO, LTD

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By /s/ Chad Schramek

Name: Chad Schramek

Title: Assistant Treasurer

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HIGHLAND FLOATING RATE

By /s/ M. Jason Blackburn

Name: M. Jason Blackburn

Title: Treasurer

HIGHLAND FLOATING RATE ADVANTAGE FUND

By /s/ M. Jason Blackburn

Name: M. Jason Blackburn

Title: Treasurer

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND II

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

KKR FINANCIAL CORP.

By /s/ Morgan W. Gillette

Name: Morgan W. Gillette

Title: Authorized Signatory

STK CBNA LOAN FUNDING LLC

By /s/ Jason Trala

Name: Jason Trala

Title: Attorney-In-Fact

TRS STARK LLC

By /s/ Alice L. Wagner

Name: Alice L. Wagner

Title: Vice President

GRAND CENTRAL ASSET TRUST, STK SERIES

By /s/ Mikus N. Kins

Name: Mikus N. Kins

Title: Attorney-In-Fact

UBS AG, STAMFORD BRANCH

By /s/ Christopher M. Altkin

Name: Christopher M. Altkin

Title: Associate Director

Banking Products Services, US

By /s/ Pamela Oh

Name: Pamela Oh

Title: Associate Director

Banking Products Services, US